Exhibit 99.1

FOR IMMEDIATE RELEASE

HarborOne NorthEast Bancorp, Inc. Announces Completion of Stock Offering and Related Conversion

BROCKTON, MA — August 14, 2019 — HarborOne NorthEast Bancorp, Inc. (the “Company”) (NASDAQ: HONE), announced today that HarborOne Mutual Bancshares (the “MHC”) has completed its conversion from the mutual holding company to the stock holding company form of organization (the “Conversion”) and the Company’s related stock offering. As a result of the closing of the Conversion, the Company is now the holding company of HarborOne Bank (the “Bank”). The MHC and the Bank’s previous mid-tier holding company, HarborOne Bancorp, Inc. (“Old HarborOne”), ceased to exist effective upon the closing of the Conversion. Immediately following the closing of the Conversion, the Company changed its name to HarborOne Bancorp, Inc. The results of the stock offering were previously reported in Old HarborOne’s press release dated August 13, 2019.

Beginning on Thursday, August 15, 2019, the shares of the Company’s common stock are expected to trade on the Nasdaq Global Select Market under the trading symbol “HONE.”

Book entry statements reflecting shares purchased in the offering are expected to be mailed to subscribers promptly following the closing.  Persons wishing to confirm their allocations may contact the stock information center at (508) 895-1015.

Sandler O’ Neill + Partners, L.P. acted as marketing agent for the Company in connection with the offering. Goodwin Procter LLP acted as legal counsel to the Company in connection with the Conversion and offering. Luse Gorman PC acted as legal counsel to Sandler O’Neil + Partners, L.P. in connection with the offering.

About HarborOne NorthEast Bancorp, Inc.

HarborOne NorthEast Bancorp, Inc. is the holding company for HarborOne Bank, the largest co-operative bank in New England. HarborOne Bank serves the financial needs of consumers, businesses, and municipalities throughout Eastern Massachusetts and Rhode Island with 24 full-service branches located in Massachusetts and Rhode Island, one limited-service bank office, and a commercial lending office in each of Boston, Massachusetts, and Providence, Rhode Island. The Bank also provides a range of educational services through “HarborOne U,” with classes on small business, financial literacy and personal enrichment at two campuses located adjacent to our Brockton and Mansfield locations. HarborOne Mortgage, LLC, a wholly owned subsidiary of the Bank, is a residential mortgage company headquartered in New Hampshire that maintains more than 30 offices in Massachusetts, Rhode Island, New Hampshire, Maine and New Jersey, and is also licensed to lend in four additional states.

Forward-Looking Statements

Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of Company management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, adverse conditions in the capital and debt markets and the impact of such conditions on the Company’s business activities; changes in interest rates; competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay the Company’s loans; changes in the value of securities in the Company’s investment portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity breaches, fraud and natural disasters; changes in government regulation; changes in accounting standards and practices; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; demand for loans in the Company’s market area; the Company’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that the Company may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, www.sec.gov. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, the Company’s actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law.

Contact: Linda Simmons, SVP, CFO (508) 895-1379